                                   EXHIBIT 24


                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall, and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      This 1st day of August, 1996.



                                        /s/ F. Don Bradford
                                        -------------------------------------
                                        F. Don Bradford

                                   EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall, and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 2nd day of August, 1996.



                                        /s/ Richard W. Carpenter
                                        -------------------------------------
                                        Richard W. Carpenter

                                   EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall, and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 14th day of August, 1996.



                                        /s/ C. Lee Ellis
                                        ---------------------------------------
                                        C. Lee Ellis

                                   EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall, and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 1st day of August, 1996.



                                        /s/ Melvin I. Kruger
                                        ---------------------------------------
                                        Melvin I. Kruger

                                   EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall, and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 5th day of August, 1996.



                                        /s/ Thomas H. McCook
                                        ---------------------------------------
                                        Thomas H. McCook

                                   EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall, and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 1st day of August, 1996.



                                        /s/ Herbert M. Ponder, Jr.
                                        ----------------------------------------
                                        Herbert M. Ponder, Jr.

                                   EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert F. Hatcher, David L. Hall, and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 1st day of August, 1996.



                                        /s/ Jo Slade Wilbanks
                                        ------------------------------------
                                        Jo Slade Wilbanks

                                   EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints David L. Hall and Richard A. Hills, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of First Liberty Financial Corp., and to sign any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This 1st day of August, 1996.




                                        /s/ Robert F. Hatcher
                                        -------------------------------------
                                        Robert F. Hatcher